UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

SONOCO PRODUCTS COMPANY

Commission File No. 0-516

Incorporated under the laws of South Carolina	I.R.S. Employer Identification No. 57-0248420

One North Second Street
Post Office Box 160
Hartsville, South Carolina 29551-0160
Telephone: 843-383-7000

Item 7. Financial Statements and Exhibits.

(c)	Exhibit 99 — Registrant’s 2004 Second Quarter Earnings Release

Item 12. Results of Operations and Financial Condition.

On July 21, 2004, Sonoco Products Company issued a news release reporting the financial results of the Company for the quarter and six months ended June 27, 2004. A copy of that release is attached as an exhibit hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: July 21, 2004	By:	/s/ C.J. Hupfer

C.J. Hupfer Vice President and Chief Financial Officer

EXHIBIT INDEX

99	Registrant’s 2004 Second Quarter Earnings Release